Exhibit 10.21

AMENDMENT NO. 2 TO
NOTE PURCHASE AGREEMENT

This Amendment No. 2 to the Note Purchase Agreement (as defined below) (this “Amendment”) is entered into by and among Centessa Pharmaceuticals plc, a public company incorporated under the laws of England & Wales (“Issuer”), the undersigned Guarantors (together with Issuer, the “Obligors”), Three Peaks Capital Solutions Aggregator Fund (“Purchaser”) and Cocoon SA LLC, as agent for the Purchasers (“Purchaser Agent”), effective as of November 7, 2022.
    Reference is hereby made to the Note Purchase Agreement by and among Issuer, the other Obligors from time to time party thereto, the Purchasers from time to time party thereto and Purchaser Agent, dated effective as of October 1, 2021 (as amended by that certain Amendment to Note Purchase Agreement and Waiver dated as of February 11, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Note Purchase Agreement. The Obligors, Purchaser and Purchaser Agent are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, with respect to any Asset Sale Repurchase Event, Section 2.2(c) of the Note Purchase Agreement permits Required Purchasers to require Issuer to pay in cash an amount equal to the Applicable Redemption Percentage of Excess Net Proceeds after giving effect to such Asset Sale Repurchase Event to repurchase all or a portion of the Notes and prepay the Obligations in connection with all or such portion, as applicable, of the Notes;
WHEREAS, Excess Net Proceeds includes contingent or non-guaranteed consideration in respect of Asset Sale Repurchase Events;
WHEREAS, with respect to contemplated Asset Sale Repurchase Events involving PearlRiver Bio GmbH, Pega-One SAS and Janpix Limited, Issuer has requested that Required Purchasers modify the requirements of Section 2.2(c) solely with respect to contingent and non-guaranteed consideration;
WHEREAS, without waiving or altering any previously-agreed conditions, requirements, or representations made in any prior agreement between the Parties, the Parties wish to amend the Note Purchase Agreement pursuant to Section 13.6 thereof, as more fully set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto intending to be legally bound do hereby agree as follows:
1.Amendments to Note Purchase Agreement. Subject to Section 3 of this Amendment, the Parties hereto agree to amend the Note Purchase Agreement as follows:
1.1Section 2.2(c) is amended by adding the following sentence to the end thereof:
Notwithstanding the foregoing and anything to the contrary herein, in the event of any Specified Disposition the Required Purchasers shall be deemed to have exercised their right set forth in the second sentence of this Section 2.2(c) with respect to such Specified Disposition without providing the notice described in the third sentence of this Section 2.2(c) or taking any other action.
1.2Section 2.3(f) is amended and restated in its entirety as follows:

(f)    Debit of Accounts. Purchaser Agent and each Purchaser may debit (or ACH) the Designated Deposit Account or Designated U.S. Deposit Account, or, to the extent adequate funds are not available in the Designated Deposit Account and Designated U.S. Deposit Account, any other Deposit Account maintained by Issuer or any of its

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Subsidiaries, including for principal and interest payments or any other amounts Issuer owes the Purchasers under the Note Documents when due. Any such debits (or ACH activity) shall not constitute a set off.

1.3Section 3.7(h) of the Note Purchase Agreement is deleted in its entirety. Notwithstanding anything to the contrary herein, the amendment set forth in this Section 1.3 shall be deemed effective as of September 30, 2022.
1.4Section 3.9 of the Note Purchase Agreement is amended by replacing “Designated Deposit Account” with “Designated U.S. Deposit Account” therein.
1.5Section 6.6(a) of the Note Purchase Agreement is amended and restated in its entirety as follows:
(a)    Maintain all of Obligors’ Collateral Accounts in accounts which are subject to a Control Agreement and ACH authorization in favor of Purchaser Agent or other appropriate instrument with respect to such Collateral Account to perfect Purchaser Agent’s Lien in such Collateral Account in accordance with the terms under this Agreement or other Note Documents, which in case of a Collateral Account maintained in the Federal Republic of Germany or United Kingdom includes the respective bank’s or financial institution’s acknowledgement of the notice receipt (including a waiver of several rights as set out in the Note Documents); provided, that notwithstanding any other provision of this Agreement, no Collateral Account of any Obligor or any of its Subsidiaries shall be maintained in the Federal Republic of Germany on or after June 30, 2023. At all times on and after the Second Amendment Effective Date, (i) maintain the combined cash balance in the Designated Deposit Account and the Designated U.S. Deposit Account in an amount equal to or greater than the Specified Operating Balance and (ii) refrain from making any transfers out of the Designated U.S. Deposit Account other than Specified Transfers. Issuer shall at all times provide Purchaser Agent with read-only online access to all of Obligors’ Collateral Accounts, and to any successor Collateral Accounts, as applicable. Issuer shall provide Purchaser Agent with account balance reports demonstrating a combined balance in the Designated Deposit Account and the Designated U.S. Deposit Account not less than the Specified Operating Balance as per this Section 6.6(a) promptly (in any case within three (3) Business Days of request) as requested by Purchaser Agent from time to time. Purchaser and Purchaser Agent understand that any online access granted is access to a site managed by a third party, and as such, neither Issuer nor any other Obligor take responsibility for any third party issues with the site arising for reasons outside of Issuer’s or any Obligor’s control (including technical issues, bugs and viruses affecting such site) that may result in access being temporarily not available or suspended.
1.6Section 6.6(b) of the Note Purchase Agreement is amended by amending and restating the first sentence thereof as follows:
Issuer shall provide Purchaser Agent five (5) Business Days’ prior written notice before any Obligor or any of its Subsidiaries establishes any Collateral Account at or with any Person other than the institutions identified to Purchaser Agent in any Perfection Certificate delivered by Issuer to the Purchaser Agent pursuant to this Agreement and /or any institution that is party to an existing Control Agreement; provided, that no Collateral Accounts may be established at or with any Person located in the Federal Republic of Germany at any time on or after the Second Amendment Effective Date.
1.7Section 6.6 of the Note Purchase Agreement is amended by adding a Section 6.6(e) at the end of such Section as follows:
(e)    Not later than (i) thirty (30) days after the Second Amendment Effective Date, cause the balance of the Designated U.S. Deposit Account to be at least $70,000,000 and (ii) each of the Second Purchase Date and the Third Purchase Date, cause the balance of

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the Designated U.S. Deposit Account to be at least 93⅓% of the principal amount of the Notes that have been issued hereunder. In addition, notwithstanding anything to the contrary in this Agreement and whether or not a Default or Event of Default has occurred and/or is continuing, at any time after the thirtieth (30th) day following the Second Amendment Effective Date that (x) the balance of the Designated U.S. Deposit Account does not equal or exceed the Specified Operating Balance or (y) a notice is given of a Specified Transfer that would, if made, cause the balance in the Designated U.S. Deposit Account to fall below the Specified Operating Balance, Purchaser Agent may, and at the written direction of Required Purchasers shall, without notice or demand, place a “hold” or deliver a notice of exclusive control, entitlement order, or other directions or instructions pursuant to the Control Agreement in respect of the Designated U.S. Deposit Account.
1.8Section 7.6 of the Note Purchase Agreement is amended and restated in its entirety as follows:
Maintenance and Establishment of Collateral Accounts. Maintain or establish any Collateral Account except pursuant to the terms of Section 6.6 hereof.
1.9Section 15.1 of the Note Purchase Agreement is amended by deleting the definition of “First Amendment Effective Date.”
1.10Section 15.1 of the Note Purchase Agreement is amended by amending and restating the following definitions in their entirety:
“Designated U.S. Deposit Account” means Issuer’s Deposit or Securities Account, account number 31320226, maintained with Citibank, N.A., and any successor Deposit or Securities Account designated by Issuer as such by written notice to Purchaser Agent; provided that the Designated Deposit Account shall be (a) located in the United States, (b) held with a financial institution that meets the requirements set forth in clause (iii) of the definition of “Cash Equivalents”, and (c) at all times subject to a Control Agreement and an ACH authorization in favor of Purchaser Agent.
“Excess Net Proceeds” means, as of any date of determination, the result of (i) the aggregate Net Proceeds (including, for the avoidance of doubt and without limitation, amounts received, amounts payable on a contingent or non-contingent or guaranteed or non-guaranteed basis and amounts estimated in good faith by the Obligors to be received as reimbursement for research and development expenses) from all Asset Sale Repurchase Event(s) on or after the Effective Date, minus (ii) One Hundred Million Dollars ($100,000,000); provided that any Net Proceeds from Specified Dispositions that (A) are contingent upon the occurrence of one or more milestones or other conditions shall not constitute Net Proceeds for purposes of this definition until the applicable conditions to the payment of such Net Proceeds have been met, and (B) are royalties in respect of sales of the Subject Products shall not constitute Net Proceeds for purposes of this definition until paid to the Issuer or any Subsidiary, and, in the case of the preceding clauses (A) and (B), such Net Proceeds from Specified Dispositions shall thereafter constitute Excess Net Proceeds irrespective of, and without reduction by, the amount set forth in clause (ii) of this definition.
“Specified Operating Balance” means, as of any date of determination, the amount equal to 90% of the principal amount of the Notes that have been issued hereunder.
1.11Section 15.1 of the Note Purchase Agreement is amended by adding the following definitions in appropriate alphabetical order:
“Second Amendment Effective Date” means November 7, 2022.

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“Specified Disposition” means any Asset Sale Repurchase Event involving the Transfer of (i) assets related exclusively to, and useful exclusively for, any Subject Product or (ii) all of the Equity Interests of any Subsidiary the sole assets of which are related exclusively to, and useful exclusively for, any Subject Product.
“Specified Transfer” means a transfer of cash from the Designated U.S. Deposit Account to the Designated Deposit Account, which transfer meets the following requirements: (a) Purchaser Agent shall have received at least 10 days’ advance notice of such Specified Transfer (including the amount thereof), which such notice may only be given after the thirtieth (30th) day following the Second Amendment Effective Date; (b) immediately prior to the notice of such transfer in accordance with the preceding clause (a) and at all times thereafter until the date of such Specified Transfer, and immediately after such Specified Transfer, no Event of Default shall have occurred and be continuing; (c) no more than one Specified Transfer may be made during any consecutive 30-day period and (d) the amount of such Specified Transfer does not exceed $2,000,000.
“Subject Products” mean the following Included Products: imgatuzumab, dual-STAT3/5 and EGFR Exon20/C797S.
1.12Section 15.1 of the Note Purchase Agreement is amended by deleting the definition of “Specified Repurchase Trigger Date” in its entirety.
2.Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions:
1.1Purchaser Agent shall have received this Amendment, duly executed by Issuer, the other Obligors, Purchaser Agent, the Required Purchasers and each affected Purchaser as required by Section 13.6 of the Note Purchase Agreement;
1.2All written certificates and written statements heretofore furnished to Purchaser Agent or any Purchaser by or on behalf of any Obligor for purposes of or in connection with this Amendment or any transaction contemplated hereby do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being recognized that the projections and forecasts provided by Issuer in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results);
1.3Each of the representations and warranties in Article V of the Note Purchase Agreement shall be true, accurate and complete in all material respects as of the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;
1.4Assuming the amendments to the Note Purchase Agreement specified in Section 1 of this Amendment had been effected, no Event of Default or Default under any of the Note Documents shall have occurred and be continuing, on or prior to the effective date of this Amendment;
1.5The Obligors shall have delivered such other documents, information, certificates, records, permits, and filings as Purchaser Agent may have reasonably requested prior to the date hereof; and
1.6Issuer shall have paid to Purchaser Agent or as directed by Purchaser Agent all Reimbursable Expenses for documentation and negotiation of this Amendment, or

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otherwise submitted in writing for reimbursement in accordance with Section 2.5 of the Note Purchase Agreement, subject to the applicable payee having provided to Issuer customary documentation required by Issuer in order to make such payment, provided that Issuer agrees such documentation has already been provided to Issuer by Purchaser Agent’s U.S. counsel.
3.Post-Closing Covenant. On or prior to June 30, 2023, Issuer shall deliver to Purchaser Agent evidence satisfactory to Purchaser Agent in its sole discretion that the French Subsidiary and all Subsidiaries organized in the Federal Republic of Germany shall have been (x) Transferred in an Asset Sale Repurchase Event, (y) merged, consolidated, liquidated or dissolved into an Obligor established in the United States or England and Wales or (z) placed irrevocably into a statutory liquidation that upon completion will result in the liquidation, as applicable, of the French Subsidiary and all Subsidiaries organized in the Federal Republic of Germany, in each case in accordance with the terms of the Note Purchase Agreement. For the avoidance of doubt, the Parties hereby agree that from and after the Second Amendment Effective Date all Subsidiaries organized in the Federal Republic of Germany are Limited Guarantors. Any violation of this Section 3 will result in an immediate and incurable Event of Default.
4.Release of Claims.
1.1Each of the Obligors hereby absolutely and unconditionally releases and forever discharges Purchaser Agent and each Purchaser, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing (each, a “Releasee” and collectively, the “Releasees”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise (each, a “Claim” and collectively, the “Claims”), which such Obligor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Each of the Obligors understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each of the Obligors agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth above.
1.2Each of the Obligors hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Obligor pursuant to Section 4.1 above. If any Obligor violates the foregoing covenant, such Obligor, for itself and its successors and assigns, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, costs and expenses incurred by any Releasee as a result of such violation.
5.General.
1.1Each of the Obligors, hereby (i) acknowledges and agrees that all of its obligations under the Note Purchase Agreement and each other Note Document and under any other document or instrument executed and delivered or furnished in connection with such Note Documents are reaffirmed and remain in full force and effect on a continuous basis, including, for the avoidance of doubt, after giving effect to this Amendment, (ii) acknowledges, agrees and reaffirms that each Lien granted by it to Purchaser Agent under the Note Documents for the ratable benefit of the Purchasers is and shall remain in full

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force and effect after giving effect to this Amendment, (iii) agrees that the Obligations secured by the Note Document to which it is a party shall include all Obligations arising after giving effect to this Amendment and (iv) agrees that the Guaranteed Obligations guaranteed by the Guaranty to which it is a party shall include all Obligations arising after giving effect to this Amendment.
1.2(i) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Purchasers or Purchaser Agent under the Note Purchase Agreement or any other documents executed in connection with the Note Purchase Agreement or constitute a waiver of any provision of the Note Purchase Agreement or any other document executed in connection therewith and (ii) this Amendment shall not by implication, course of dealing or otherwise limit, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements in the Note Documents, in each case, except to the extent limited, modified, amended or affected by this Amendment.
1.3Except as expressly modified by this Amendment, the terms and provisions of the Note Purchase Agreement shall remain unchanged and in full force and effect in accordance with its terms. In the event of any inconsistencies between the provisions of this Amendment and the provisions of Note Purchase Agreement or any other Note Document, the provisions of this Amendment shall govern and prevail. For the avoidance of doubt, this Amendment is a Note Document.
1.4This Amendment shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state of New York, (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).
1.5The provisions of Article X (Notices; Service of Process), Article XI (Choice of Law, Venue and Jury Trial Waiver), Section 13.4 (Severability of Provisions), Section 13.6 (Amendments in Writing; Integration) and Section 13.7 (Counterparts) of the Note Purchase Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first written above.

ISSUER:

CENTESSA PHARMACEUTICALS PLC

By: /s/ Saurabh Saha
Name: Saurabh Saha
Title: Director

GUARANTORS:

PALLADIO BIOSCIENCES, INC.

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CENTESSA PHARMACEUTICALS, INC.

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CARDIOKINE, INC.

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CARDIOKINE BIOPHARMA LLC

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CENTESSA LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain

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GUARANTORS (CONT’D)

APCINTEX LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

CAPELLA BIOSCIENCE LTD

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

INEXIA LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

JANPIX LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

LOCKBODY THERAPEUTICS LTD

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

MORPHOGEN-IX LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

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GUARANTORS (CONT’D)

Z FACTOR LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

OREXIA THERAPEUTICS LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

ULTRAHUMAN TWO LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

ULTRAHUMAN FOUR LIMITED

By: /s/ Iqbal Hussain
Name: Iqbal Hussain
Title: Director

PEARLRIVER BIO GMBH

By: /s/ Gregory Weinhoff
Name: Gregory Weinhoff
Title: Authorized Signatory

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PURCHASER AGENT:

COCOON SA LLC

By: /s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

PURCHASER:

THREE PEAKS CAPITAL SOLUTIONS AGGREGATOR FUND

By: /s/ David Dubinsky
Name: David Dubinsky
Title: Authorized Signatory

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